UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
 (Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
 (Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Year Ended December 31, 2015

Dear Shareholders:
The UTC North American Fund posted a total return of -3.71% for the year ended December 31, 2015. Global equity markets also declined in 2015, with the MSCI All Country World Index falling by 2.22% on a total return basis. While the S&P 500 Index posted a 1.38% total return, the price return was -0.73%. The Fund’s return continues to be driven primarily by the performance of its equity component.

The International Monetary Fund (“IMF”) in January 2016 revised its global economic growth rate downwards. Global GDP is now expected to increase by 3.4% in 2016 from 3.6% in October 2015, followed by 3.6% in 2017. According to the IMF, several factors continue to influence the global outlook: 1) the gradual slowdown and rebalancing of economic activity in China away from investment and manufacturing toward consumption and services, 2) lower prices for energy and other commodities, and 3) a gradual tightening in monetary policy in the U.S. in the context of a resilient U.S. recovery as several other major advanced economy central banks continue to ease monetary policy.

U.S. GDP is projected to have grown by 2.1% quarter-over-quarter (“q-o-q”) in Q4 2015, after growing 2.0% in Q3 2015. In previous quarters, the economy was provided buoyancy by resurgence in consumer spending, particularly in housing and in the retail space. It seems that the precipitous fall in commodity prices was not able to spur the expectant jump in retail sales which were affected by warmer weather across the states during Q4.

Additionally, Manufacturing and Construction data disappointed analysts. On the back of continued positive employment data, the U.S. Fed took the decision to raise its benchmark interest rate in December to 0.25% to 0.50%. Analysts expect another interest rate hike in March 2016. U.S. GDP is estimated to be 2.5% for 2015.

Canada’s GDP is expected to have grown by 1.1% q-o-q in Q4 2015 after growing 2.3% in Q3 2015. For the first half of 2015, Canada was in a recession caused by the sharp fall in oil prices. Growth in the fourth quarter appears to be similarly dismal even as the Bank of Canada twice cut interest rates in 2015 in an effort to provide support to the economy. The Canadian economy was also negatively impacted by sub-par performances in the Manufacturing, Construction and Retail sectors. Canada’s 2015 GDP growth is expected to be 1.2%.

Overall, global growth is projected to be fueled by the advanced economies with the emerging and developing economies to slow somewhat.  The U.S. economy continues to be resilient, supported by still easy financial conditions and strengthening housing and labor markets. Growth in China is expected to slow reflecting weaker investment growth as the economy continues to rebalance.

FUND PERFORMANCE
For year ended December 31, 2015, the UTC North American Fund’s equity component posted a gross return of -1.40%, compared to the blended index benchmark return of 1.01%. The Fund’s equity component benchmark, the S&P 500 Total Return Index, generated a return of 1.38% while the fixed income component’s benchmark, the Barclays U.S. Aggregate Government/Credit Bond Index, returned 0.15%.

The Portfolio Price Return of -24.38% represents a change in the price of the Fund. This decline was due to a significant dividend payout that the Fund was required to make in December 2015 as a direct result of capital gains taken from a rebalancing exercise (discussed below). The total return of the Fund for the period under review was therefore -3.71%. The rebalancing exercise undertaken on the equity portion of the portfolio in July 2015 by the newly appointed equity sub-advisor Goldman Sachs Asset Management resulted in large capital gains that had to be paid out as a dividend. This resulted in a much lower unit price of the NAV after the dividend payment.

The fixed income component returned 0.39%, above its benchmark’s return of 0.15% by 24bps. In 2015 Management expanded its selection pool for fixed income assets, allowing for the investment in bonds with higher yields. However, a persistent low interest rate environment exerted downward pressure on the overall fixed income portfolio returns.

The strategy for 2016, will involve a balanced approach with a heavier weighting in equities versus fixed income securities.

Ms. Amoy Van Lowe President
UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Services USA, Inc. (the “Broker-Dealer”), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent corporation to the Broker- Dealer.
Past performance does not guarantee future results.
The above discussion and analysis of the Fund reflect the opinions of the Fund’s investment adviser as of December 31, 2015 and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.
MSCI All Country World Index - A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

Gross Domestic Product (GDP) is the total value of goods produced and services provided in a country during one year.

A basis point is one hundredth of one percent (0.01%).

UTC North American Fund, Inc.
Investment Results
For the Year Ended December 31, 2015 (Unaudited)

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$20,237
(S&P 500 Index)
$19,571
(UTC North American Fund Blended Index)
$15,485
(Barclays U.S. Government/Credit Bond Index)
$11,576
(UTC North American Fund)
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
UTC North American Fund
S&P 500 Index
UTC North American Fund Blended Index
Barclays U.S. Government/Credit Bond Index

	Average Annual Rate of Return
	One Year Ended	5 Years Ended	10 Years Ended
	December 31, 2015	December 31, 2015	December 31, 2015
UTC North American Fund	-3.71%	4.58%	1.47%
S&P 500 Index	1.38%	12.57%	7.31%
UTC North American Fund Blended Index	1.01%	9.82%	6.46%
Barclays U.S. Government/Credit Bond Index	0.15%	3.39%	4.47%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.
UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70% / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

UTC North American Fund, Inc.
Additional Information on Fund Expenses December 31, 2015
(Unaudited)

For the Six Months Ended December 31, 2015
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2015 – 12/31/2015).
Actual Expenses
The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2015

	Beginning Value 07/01/15	Ending Value 12/31/15	Expenses Paid During the Period 07/01/15 – 12/31/15*
Actual	$1,000.00	$947.60	$12.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.97	$13.23
* Expenses are equal to the Fund’s annualized expense ratio of 2.63% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown as of December 31, 2015
(as a % of investments)
(Unaudited)

REITs
0.5%
Asset Backed
Securities
0.1%
Exchange Traded
Funds
8.9%
Corporate Bonds
12.9%
Common Stocks
77.6%

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2015

Shares	Value

	COMMON STOCKS - 77.7%
	Aerospace & Defense - 0.8%
2,080	The Boeing Co.	$300,747

	Airlines - 0.8%
5,192	United Continental Holdings, Inc. (a)	297,502

	Banks - 12.3%
70,097	Bank of America Corp.	1,179,733
15,424	Citigroup, Inc.	798,192
20,223	Citizens Financial Group, Inc.	529,641
15,960	Fifth Third Bancorp	320,796
16,873	JPMorgan Chase & Co.	1,114,124
14,176	Wells Fargo & Co.	770,607
		4,713,093
	Biotechnology - 0.4%
1,316	Vertex Pharmaceuticals, Inc. (a)	165,592

	Capital Markets - 2.9%
3,513	Affiliated Managers Group, Inc. (a)	561,237
2,180	Ameriprise Financial, Inc.	231,995
961	BlackRock, Inc.	327,240
		1,120,472
	Chemicals - 1.5%
8,381	EI du Pont de Nemours & Co.	558,175

	Commercial Services & Supplies - 0.6%
6,987	The ADT Corporation	230,431

	Communications Equipment - 2.7%
21,095	Cisco Systems, Inc.	572,835
8,898	Qualcomm, Inc.	444,766
		1,017,601
	Consumer Finance - 0.9%
11,035	Synchrony Financial (a)	335,574

	Diversified Telecommunication Services - 2.7%
29,551	AT&T, Inc.	1,016,850

	Electric Utilities - 2.8%
4,401	Duke Energy Corp.	314,188
11,767	FirstEnergy Corp.	373,367
3,842	NextEra Energy, Inc.	399,145
		1,086,700

Shares		Value
	Food & Staples Retailing - 2.3%
7,561	Wal-Mart Stores, Inc.	$463,489
12,792	Whole Foods Market, Inc.	428,532
		892,021
	Food Products - 1.8%
10,056	Mondelez International, Inc. - Class A	450,911
4,558	Tyson Foods, Inc. - Class A	243,078
		693,989
	Health Care Equipment & Supplies - 1.7%
8,215	Medtronic, PLC - (b)	631,898

	Health Care Providers & Services - 1.9%
6,567	Aetna, Inc.	710,024

	Hotels, Restaurants & Leisure - 0.6%
10,636	MGM Resorts International (a)	241,650

	Household Products - 1.3%
6,209	The Procter & Gamble Co.	493,057

	Industrial Conglomerates - 2.9%
36,119	General Electric Co.	1,125,107

	Insurance - 7.1%
11,453	American International Group, Inc.	709,742
14,991	MetLife, Inc.	722,716
12,302	Prudential Financial, Inc.	1,001,506
6,113	The Hartford Financial Services Group, Inc.	265,671
		2,699,635
	Internet & Catalog Retail - 0.8%
224	Priceline Grp, Inc. (a)	285,589

	Internet Software & Services - 1.1%
535	Alphabet, Inc. (a)	416,235

	Media – 1.9%
5,866	CBS Corp.	276,465
11,351	Viacom, Inc. - Class B	467,207
		743,672
	Multi-Utilities - 0.6%
4,271	PG&E Corp.	227,174

	Oil, Gas & Consumable Fuels - 7.7%
7,284	Apache Corp.	323,919
14,520	BP Plc - ADR	453,895
9,435	Cabot Oil & Gas Corp.	166,905
9,437	Devon Energy Corp.	301,984

Shares		Value
15,147	Exxon Mobil Corp.	$1,180,709
74,559	Southwestern Energy Co. (a)	530,115
		2,957,527
	Pharmaceuticals - 6.6%
985	Allergan Plc - (a)(b)	307,812
4,284	Johnson & Johnson	440,052
5,902	Merck & Co., Inc.	311,744
8,012	Mylan NV - (a)(b)	433,209
31,828	Pfizer, Inc.	1,027,408
		2,520,225
	Road & Rail - 0.9%
24,526	Hertz Global Holdings, Inc. (a)	349,005

	Semiconductors & Semiconductor Equipment - 1.8%
15,664	Intel Corp.	539,625
4,352	Maxim Integrated Products, Inc.	165,376
		705,001
	Software - 3.1%
4,990	Microsoft Corp.	276,845
9,998	Oracle Corp.	365,227
3,333	SAP SE - ADR	263,641
14,011	Symantec Corp.	294,231
		1,199,944
	Specialty Retail - 1.4%
2,564	Lowe's Cos, Inc.	194,966
13,687	The Gap, Inc.	338,069
		533,035
	Technology Hardware, Storage & Peripherals - 2.3%
34,157	EMC Corp.	877,152

	Textiles, Apparel & Luxury Goods - 1.5%
5,091	Ralph Lauren Corp.	567,545

	TOTAL COMMON STOCKS (Cost $31,533,883)	29,712,222

	REITS - 0.5%
	Real Estate Investment Trusts (REITs) - 0.5%
2,118	American Tower Corp.	205,340

	TOTAL REITS (Cost $196,317)	205,340

	EXCHANGE TRADED FUNDS - 8.9%
	Investment Companies - 8.9%
16,900	iShares Core US Credit Bond ETF	1,803,399
13,900	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,584,739
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,546,360)	3,388,138

Principal Amount		Value

	ASSET BACKED SECURITIES - 0.1%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$37,754	7.707%, 10/02/2021 (Acquired 07/19/2005, Cost $37,780)(c)(d)	$41,221
	TOTAL ASSET BACKED SECURITIES (Cost $37,780)	41,221

	CORPORATE BONDS – 12.9%
	Banks - 1.9%
	Royal Bank of Canada (b)
700,000	2.200%, 07/27/2018	706,090

	Beverages - 1.2%
	The Coca-Cola Co.
450,000	1.650%, 11/01/2018	453,940

	Consumer Finance - 0.9%
	Toyota Motor Credit Corp.
350,000	1.250%, 10/05/2017	349,062

	Educational Services - 2.3%
	Princeton University
800,000	4.950%, 03/01/2019	876,695

	Food & Staples Retailing - 2.2%
	Wal-Mart Stores, Inc.
800,000	4.125%, 02/01/2019	857,068

	Internet & Catalog Retail - 0.9%
	Amazon.com, Inc.
350,000	1.200%, 11/29/2017	349,079

	Oil, Gas & Consumable Fuels - 1.2%
	CNOOC Finance 2013 Ltd. (b)
450,000	1.750%, 05/09/2018	443,285

	Pharmaceuticals - 1.2%
	Eli Lilly & Co.
450,000	5.200%, 03/15/2017	471,338

	Software - 1.0%
	Microsoft Corp.
400,000	0.875%, 11/15/2017	398,637

Principal Amount		Value
	Transportation - 0.1%
	The Burlington Northern and Santa Fe Railway Co. 2002-1 Pass Through Trust
$46,811	5.943%, 01/15/2022	$50,248
	TOTAL CORPORATE BONDS (Cost $4,954,368)	4,955,442

	Total Investments (Cost $40,268,708) - 100.1%	38,302,363
	Liabilities in Excess of Other Assets - (0.1)%	(47,766)
	TOTAL NET ASSETS - 100.0%	$38,254,597

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of the foreign issued securities is $2,522,294 (6.59% of net assets) at December 31, 2015.
(c)	Restricted Security. The total value of restricted securities is $41,221 (0.1% of net assets) at December 31, 2015.
(d)	Illiquid Security. The total value of illiquid securities is $41,221 (0.1% of net assets) at December 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statement of Assets And Liabilities
December 31, 2015

ASSETS
Investments, at value (cost $40,268,708)	$38,302,363
Cash	77,208
Dividends receivable	34,087
Interest receivable	46,671
Receivable from fund shares sold	65
Other assets	9,890
TOTAL ASSETS	38,470,284

LIABILITIES
Payable to advisor (Notes 3 and 5)	40,547
Payable for capital shares redeemed	16,373
Distribution payable	3,238
Accrued distribution fees (Notes 4 and 5)	49,423
Accrued service fees (Notes 4 and 5)	24,761
Accrued directors fees and expenses	3,002
Accrued board meeting fees	2,479
Accrued legal fees	17,324
Accrued audit fees	21,500
Other accrued expenses	37,040
TOTAL LIABILITIES	215,687

NET ASSETS	$38,254,597

Net assets consist of:
Capital stock ($0.01 par value)	39,863,561
Accumulated net realized gain on investments sold	357,381
Net unrealized depreciation on investments	(1,966,345)
NET ASSETS	$38,254,597

Shares issued and outstanding (8,000,000 shares authorized)	4,296,627

Net asset value, redemption price and offering price per share (1)	$8.90

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 calendar days of purchase. Redemption price will vary based upon the time the Fund is held. (See Note 1)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statement of Operations
For The Year Ended December 31, 2015

INVESTMENT INCOME
Interest income	$91,128
Dividend income (Net of foreign withholding tax of $5,630)	793,351
TOTAL INVESTMENT INCOME	884,479

EXPENSES
Distribution fees (Note 4 and 5)	204,405
Professional fees	198,175
Advisory fees (Notes 3 and 5)	177,203
Shareholder servicing and accounting costs	121,588
Service fees (Note 4 and 5)	102,202
Administration fees	66,287
Custody fees	24,809
Directors fees and expenses	12,970
Board meeting expense	3,238
Federal and state registration fees	2,565
Other expenses	32,032
TOTAL EXPENSES	945,474

NET INVESTMENT LOSS	(60,995)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	8,834,783
Change in unrealized depreciation on investments	(10,243,670)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,408,887)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,469,882)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statements of Changes In Net Assets

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014

OPERATIONS:
Net investment loss	$(60,995)	$(127,070)
Net realized gain (loss) from security transactions	8,834,783	(53,552)
Change in unrealized appreciation (depreciation) on investments	(10,243,670)	3,952,342
Net increase (decrease) in net assets from operations	(1,469,882)	3,771,720

FROM DISTRIBUTIONS
Net investment income	-	(164,787)
Net realized gain on investments	(8,402,921)	(612,188)
Net decrease in net assets resulting from distributions paid	(8,402,921)	(776,975)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	341,384	2,806,894
Reinvestment of distributions	7,694,010	672,678
Payments for shares redeemed	(1,058,087)	(674,948)
Redemption fees	2	592
Net increase in net assets resulting from capital share transactions	6,977,309	2,805,216

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,895,494)	5,799,961

NET ASSETS
Beginning of year	41,150,091	35,350,130

End of year	$38,254,597	$41,150,091

CHANGE IN SHARES OUTSTANDING:
Shares sold	28,602	238,610
Reinvestment of distributions	860,628	56,718
Shares redeemed	(89,763)	(60,402)
Net Increase	799,467	234,926
Beginning shares	3,497,160	3,262,234
Ending shares	4,296,627	3,497,160

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Financial Highlights

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of year	$11.77	$10.84	$9.97	$9.45	$10.19

Income from investment operations:
Net investment income (loss) (1)	(0.02)	(0.03)	0.01	0.04	0.02
Net realized and unrealized gain (loss) on investments	(0.41)	1.19	1.45	0.53	(0.37)
Total from investment operations	(0.43)	1.16	1.46	0.57	(0.35)

Less distributions
From net investment income	-	(0.05)	(0.04)	(0.05)	(0.03)
From net realized gains	(2.44)	(0.18)	(0.55)	-	(0.36)
Total Distributions	(2.44)	(0.23)	(0.59)	(0.05)	(0.39)

Paid-in capital from redemption fees (2)	-	-	-	-	-

Net asset value, end of year	$8.90	$11.77	$10.84	$9.97	$9.45

Total return	(3.71)%	10.65%	14.68%	6.04%	(3.47)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$38,255	$41,150	$35,350	$30,921	$29,831

Ratio of expenses to average net assets	2.31%	2.14%	2.25%	2.49%	2.46%

Ratio of net investment income (loss) to average net assets	(0.15)%	(0.34)%	0.03%	0.43%	0.14%

Portfolio turnover rate	113.73%	4.79%	93.29%	45.95%	114.22%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for permanent book to tax differences.

(2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2015
1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation, is the investment adviser to the Fund. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 calendar days. The Fund’s investment objective is high current income and capital appreciation. The Fund is an investment company and accordingly follows the Investment Company Accounting and Reporting Guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services - Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
a)    Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.   Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics.
Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Fund’s corporate bond valuation policies.

Summary of Fair Value Measurement at December 31, 2015
In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:
Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The investments whose values are based on quoted market prices in an active market, and are therefore classified within Level 1, include active listed domestic equities, including listed REITs and Exchange Traded Funds.
Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The following is a summary of the inputs used to value the Fund’s portfolio as of December 31, 2015
	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$-	$41,221	$-	$41,221
Common Stocks	29,712,222	-	-	29,712,222
Corporate Bonds	-	4,955,442	-	4,955,442
Exchange Traded Funds	3,388,138	-	-	3,388,138
REITS	205,340	-	-	205,340
Total**	$33,305,700	$4,996,663	$-	$38,302,363
*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.
There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2015 for the Fund. Transfers between levels are recognized as of the end of the period in which the transfer occurs.
The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the year ended December 31, 2015.
b)    Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.
The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest or other expense in the statement of operations.
c)    Distributions to Shareholders – Dividends from net investment income, if any, and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex- dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. See Note 2 for current year reclassifications.

d)    Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
e)    Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.
f)    Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate, and treat as ordinary income, the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.
g)    Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the first in, first out (FIFO) cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2.    INVESTMENT TRANSACTIONS AND TAX INFORMATION
The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2015 were as follows:
	Purchases	Sales
U.S. Government	$-	$-
Other	$45,697,805	$45,233,562

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:
Cost of investments	$40,325,024

Gross unrealized appreciation	1,135,087
Gross unrealized depreciation	(3,157,748)
Net unrealized depreciation	(2,022,661)

Undistributed ordinary income	-
Undistributed long-term capital gain	540,058
Total distributable earnings	540,058

Other accumulated loss	(126,361)

Total accumulated loss	$(1,608,964)

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.
At December 31, 2015, the Fund had no accumulated capital loss carryforwards. During the year ended December 31, 2015, the Fund utilized $53,610 of capital loss carryforwards.

The tax character of distributions paid during the year ended December 31, 2015 and year December 31, 2014 was as follows:
Distributions paid from:	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary Income	$-	$164,787
Long-term capital gains	$8,402,921	$612,188
The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended December 31, 2015, in undistributed net investment income was increased by $60,995 and capital stock was decreased by $60,995. The permanent differences primarily relate to reclassification of net operating losses.
3.  INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS
The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.
The Fund is sub-advised by Goldman Sachs Asset Management, L.P. (GSAM) (“Sub-Adviser”). Together with the Adviser, GSAM is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the equity portion of the Fund. As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month in an amount to be determined from time to time by the Adviser and the Sub-Adviser. Such fee shall be calculated based on a percentage of the Managed Portion’s average daily net assets (at various breakpoints), with such percentage not to exceed 0.50%.
U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4.    SERVICE AND DISTRIBUTION PLANS
The Fund pays service fees to the Trinidad & Tobago Unit Trust Corporation (“TTUTC”) for personal service and/or maintenance of shareholder accounts. Service fees are calculated at 0.25% of the average daily net assets of the Fund.
The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund. The Fund has a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America. The Fund did not pay any brokerage commission fees to UTCFS during the year ended December 31, 2015.
5.    TRANSACTIONS WITH AFFILIATES
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund. As of December 31, 2015, the TTUTC owned 70.32% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund and could be deemed to control the Fund.
For the year ended December 31, 2015, the Fund paid to its affiliates, $177,203, $204,405 and $102,202 for advisory, distribution fees and service fees, respectively.
For the year ended December 31, 2015, the Fund had payable to its affiliates, $40,547, $49,423 and $24,761 for advisory, distribution fees and service fees, respectively.
6.    GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7.    SUBSEQUENT EVENTS
In preparing the financial statements, management has evaluated the events and transactions after December 31, 2015, through the date of issuance of these financial statements for potential recognition and disclosure. At the February 25, 2016 meeting of the Board of Directors, Mr. Douglas Camacho was appointed and elected as the Chairman of the Board of Directors of the UTC North American Fund, Inc., as an interested Director. No other events were identified requiring additional disclosure in these financial statements.

UTC North American Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
UTC North American Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of UTC North American Fund, Inc. (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2011, were audited by other auditors whose report dated February 29, 2012, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UTC North American Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2016

UTC North American Fund, Inc.
Directors and Officers
(Unaudited)

The management and affairs for the Fund is supervised by the Board of Directors (“Directors”) under the laws of the UTC North American Fund’s state of organization. The Directors and executive officers of the Fund who served during 2015 and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Fund’s Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund toll-free at calling 1-800-368-3322.
DIRECTORS:
Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Ajata Mediratta Age: 50 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present	1	None
Lucille Mair Age: 72 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 69 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired	1	None

Dionne Hosten Age: 45 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Vice President Global Talent Management Ralph Lauren, 2015-Present; Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to 2014	1	None
Peter Clarke*‡ Age: 60 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since January 2012	Financial Consultant, 2006 to present	1	Director Trinidad and Tobago Unit Trust Corporation since 2006
L. Dominic Rampersad*‡ Age: 49 42 Valley View Drive Valley View Maracas, St. Joseph, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	V.P. Finance & IT Secretary Phoenix Park Gas Processors Limited	1	Trinidad and Tobago Unit Trust Corporation since 2014; Petroleum Company of Trinidad and Tobago Petrotrin since 2013; St. Andrew’s Theological College since 2012
Ian Chinapoo*‡∫ Age: 41 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; September 2014	Executive Director, Trinidad & Tobago Unit Trust Corporation, 2013 to present; From 2011 to 2013 1) Managing Director – Corporate Lending & Investment Banking (regional role) and member of CIBC FirstCaribbean’s regional Senior Executive Team.; 2) Managing Director – FirstCaribbean International Bank Trinidad & Tobago Limited; 3) Member of CIBC Global Leadership Team; 4) Caribbean Business Lead for CIBC Wholesale Banking Group.; 5) Regional Co-Lead for Corporate Credit Enhancement Project (Reduction of Bank’s Portfolio Risk)	1	Director, Trinidad and Tobago Unit Trust Corporation since 2013; Chairman, Golf Course Services Limited since 2013; Director, The International School of Port of Spain since 2013

OFFICERS:
Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe*∫ Age: 47 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer, Interim Treasurer, Secretary and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013

Vice President Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013-Present; Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013; President UTC Financial Services, USA, Inc., 2009 to Present; Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 2007 to 2011; VP Marketing Ag.,

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.
‡ This person is a Director of Trinidad and Tobago Unit Trust Corporation.
∫ This person is an officer of Trinidad and Tobago Unit Trust Corporation.

UTC North American Fund, Inc. (Unaudited)

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800- 368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800- 368-3322 or by accessing the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.
Tax Designation: Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2015, 0.00% of dividends paid from net investment income including short term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund. For the year ended December 31, 2015, 0.00% of dividends paid from net investment income, including short term capital gains from the Fund are designated as qualified dividend income. For the year ended December 31, 2015, the percentage of ordinary income distribution that is designated as interest-related dividends under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

UTC NORTH AMERICAN FUND, INC. PRIVACY POLICY
We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.
DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
L. Dominic Rampersad, Directors
Ajata Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Ian Chinapoo, Director
Amoy Van Lowe, President, Interim Treasurer, Secretary and Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INVESTMENT SUB-ADVISER
Goldman Sachs Asset Management, L.P.
200 West Street,
New York, NY 10282

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Annual Report
December 31, 2015

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$17,000	$17,000
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	$4,500	$4,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed 3/4/2011.

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By /s/ Amoy Van Lowe
Amoy Van Lowe, President and Treasurer

Date  March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Amoy Van Lowe
Amoy Van Lowe, President and Treasurer

Date  March 3, 2016